EXHIBIT 10.3

                          SECURITIES PURCHASE AGREEMENT

      This SECURITIES PURCHASE AGREEMENT (including the Disclosure Schedules, this "AGREEMENT"), dated as of January 3, 2005, is made by and among SLS International, Inc., a corporation organized under the laws of the State of Delaware (the "COMPANY"), and each of the purchasers (individually, together with its affiliated transferees and/or affiliated assignees, a "PURCHASER" and collectively, together with their affiliated transferees and/or affiliated assignees, the "PURCHASERS") set forth on the execution pages hereof (each, an "EXECUTION PAGE" and collectively the "EXECUTION PAGES").

                                   BACKGROUND

      A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("REGULATION D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT").

      B. Upon the terms and conditions stated in this Agreement, the Company desires to issue and sell to the Purchasers, and each Purchaser desires to purchase, units (the "UNITS"), each Unit consisting of (i) one share of the Company's Series C Convertible Preferred Stock, par value $0.001 per share (the "PREFERRED STOCK"), which Preferred Stock shall have the rights, preferences and privileges set forth in the form of Certificate of Designation, Preferences and Rights attached hereto as Exhibit A (the "CERTIFICATE OF DESIGNATION") and shall initially be convertible into Four Hundred (400) shares of the Company's common stock, par value $0.001 per share (the "COMMON STOCK"), and (ii) a warrant, in the form attached hereto as Exhibit B (the "WARRANTS"), to acquire initially Four Hundred (400) shares of Common Stock. The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Preferred Stock are referred to herein as the "CONVERSION SHARES" and the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "WARRANT SHARES." The Preferred Stock, the Warrants, the Conversion Shares and the Warrant Shares are collectively referenced herein as the "SECURITIES" and each of them may individually be referred to herein as a "SECURITY."

      C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit C (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws. This Agreement, the Certificate of Designation, the Warrants and the Registration Rights Agreement are collectively referred to herein as the "TRANSACTION DOCUMENTS."

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers, intending to be legally bound, hereby agree as follows:

1.    PURCHASE AND SALE OF SECURITIES.

      (a) Purchase and Sale of Securities. Subject to the terms and conditions hereof, at the Closing (as defined in Section 1(b) below), the Company shall issue and sell to each Purchaser, severally and not jointly, and each Purchaser shall purchase from the Company, such number of Units as is set forth on such Purchaser's Execution Page, for a purchase price (the "PURCHASE PRICE") per Unit equal to One Thousand Dollars ($1,000.00).

      (b) The Closing. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the closing of the transactions contemplated hereby (the "CLOSING") shall take place at the offices of Drinker Biddle & Reath LLP at One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103 at 10:00 a.m., Philadelphia, Pennsylvania time, on the date hereof, or such other time or place as the Company and the Purchasers may mutually agree (the "CLOSING DATE").

2.    PURCHASER'S REPRESENTATIONS AND WARRANTIES.

      Each Purchaser, severally and not jointly, represents and warrants to the Company as follows:

      (a) Purchase for Own Account, Etc. Such Purchaser is purchasing the Securities for its own account for investment purposes only and not with a present view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Such Purchaser understands that it must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering the resale of any such Securities other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 2(a) to the contrary, by making the representations herein, such Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements under the Securities Act.

      (b) Accredited Investor Status. Such Purchaser is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D.

      (c) Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to such Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.


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      (d)  Information.  Such  Purchaser  and its  counsel,  if any,  have  been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been specifically requested by such Purchaser or its counsel. Neither such inquiries nor any other investigation conducted by such Purchaser or its counsel or any of its representatives shall modify, amend or affect such Purchaser's right to rely on the Company's representations and warranties contained in
Section 3 below. Such Purchaser understands that such Purchaser's investment in the Securities involves a high degree of risk.

      (e) Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

      (f) Authorization; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Purchaser and are valid and binding agreements of such Purchaser enforceable against it in accordance with their respective terms.

      Each Purchaser's representations and warranties made in this Section 2 (other than Section 2(f)) are made solely for the purpose of permitting the Company to make a determination that the offer and sale of the Securities pursuant to this Agreement comply with applicable U.S. federal and state securities laws and not for any other purpose. Accordingly, the Company may not rely on such representations and warranties for any other purpose. No Purchaser has made, and does not hereby make, any other representation or warranty, express or implied, to the Company in connection with the transactions contemplated hereby.

3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

      Except as set forth on a Disclosure Schedule executed and delivered by the Company to each Purchaser (the "DISCLOSURE SCHEDULE"), the Company represents and warrants to each Purchaser as follows:

      (a) Organization and Qualification. The Company and each of its direct and indirect subsidiaries (collectively, the "SUBSIDIARIES") is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated or organized, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its Subsidiaries is duly qualified or licensed as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification or license necessary and where the failure so to qualify or be licensed or be in good standing would have a Material Adverse Effect. For purposes of this Agreement, "MATERIAL ADVERSE EFFECT" means any effect which, individually or in the aggregate with all other effects, reasonably would be expected to be materially adverse to (i) the Securities, (ii) the ability of the Company to perform its obligations under this Agreement or the other Transaction Documents or (iii) the business, operations, properties, prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.


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      (b)  Authorization;   Enforcement.  (i)  The  Company  has  the  requisite
corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents, to issue and sell the Units in accordance with the terms hereof, to issue the Conversion Shares upon conversion of the Preferred Stock in accordance with the terms thereof and to issue the Warrant Shares upon exercise of the Warrants in accordance with the terms thereof; (ii) the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Units and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or any committee of the Board of Directors is required, and
(iii) this Agreement constitutes, and, upon execution and delivery by the Company of the other Transaction Documents, such Transaction Documents will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms. Neither the execution, delivery or performance by the Company of its obligations under this Agreement or the other
Transaction   Documents,   nor  the  consummation  by  it  of  the  transactions
contemplated hereby or thereby (including, without limitation, the issuance of the Units or the issuance or reservation for issuance of the Conversion Shares or Warrant Shares) requires any consent or authorization of the Company's stockholders.

      (c) Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Preferred Stock and the Warrants) exercisable or exchangeable for, or convertible into, any shares of capital stock and the number of shares to be reserved for issuance upon conversion of the Preferred Stock and exercise of the Warrants is set forth in
Section 3(c)(i) of the Disclosure Schedule. All of such outstanding shares of capital stock have been, or upon issuance in accordance with the terms of any such exercisable, exchangeable or convertible securities will be, validly issued, fully paid and non-assessable. No shares of capital stock of the Company (including, without limitation, the Conversion Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except for the Securities and as set forth in Section 3(c)(ii) of the Disclosure Schedule, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, nor are any such issuances, contracts, commitments, understandings or arrangements contemplated, (ii) there are no contracts, commitments, understandings or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement); (iii) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem or otherwise acquire any security of the Company or any of its Subsidiaries; and (iv) the Company does not have any shareholder rights plan, "poison pill" or other anti-takeover plans or similar arrangements. Section 3(c)(iii) of the Disclosure Schedule sets forth all of the securities or instruments issued by the Company or any of its Subsidiaries that contain anti-dilution or similar provisions, and, except as and to the extent set forth thereon, the sale and issuance of the Securities will not trigger any anti-dilution adjustments to any such securities or instruments. The Company has furnished to each Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("CERTIFICATE OF INCORPORATION"), the Company's Bylaws as in effect on the date hereof (the "BYLAWS"), and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company, all of which instruments and agreements are set forth in Section 3(c)(iv) of the Disclosure Schedule. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or any such Subsidiary. The "Convertible Preferred Stock" reflected on the capitalization table attached to Section 3(c)(i)of the Disclosure Schedule was issued at $2.50 per share prior to the filing of the certificate of designation with respect thereto. Such certificate of designation has been filed prior to the Closing under this Agreement. Notwithstanding any of the foregoing, the Company represents and warrants that the Convertible Preferred Stock has no rights, preferences, or other terms other than those set forth in the certificate designation with respect thereto as heretofore delivered to the Purchasers.


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      (d) Issuance of Securities.  The Units (and the securities  comprising the
Units) are duly authorized and, upon issuance in accordance with the terms of this Agreement, (i) will be validly issued, fully paid and non-assessable and free from all taxes, liens, claims and encumbrances, (ii) will not be subject to
preemptive  rights,   rights  of  first  refusal  or  other  similar  rights  of stockholders of the Company or any other person and (iii) will not impose personal liability on the holder thereof. The Conversion Shares and Warrant Shares are duly authorized and reserved for issuance, and, upon conversion of the Preferred Stock and exercise of the Warrants in accordance with the terms thereof, (x) will be validly issued, fully paid and non-assessable, and free from all  taxes,  liens,  claims  and  encumbrances,  (y) will not be subject to
preemptive  rights,   rights  of  first  refusal  or  other  similar  rights  of stockholders of the Company or any other person and (z) will not impose personal liability upon the holder thereof.

      (e) No Conflicts; Consents. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Units and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares) will not
(i) result in a violation of the Certificate of Incorporation or Bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment (including, without limitation, the triggering of any anti-dilution provisions), acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws, rules and regulations and rules and regulations of any self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except, with respect to clauses (ii) and (iii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations that would not, individually or in the aggregate, have a Material Adverse Effect). Except
(w) as may be required under the Securities Act in connection with the performance of the Company's obligations under the Registration Rights Agreement, (x) for the filing of a Form D with the SEC, (y) as may be required for compliance with applicable state securities or "blue sky" laws, or (z) as otherwise set forth in Section 3(e) of the Disclosure Schedule, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency or other third party (including, without limitation, pursuant to any Material Contract (as defined in Section 3(g) below)) in order for it to execute, deliver or perform any of its obligations under this Agreement or any of the other Transaction Documents.


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      (f)  Compliance.  The Company is not in  violation of its  Certificate  of
Incorporation, Bylaws or other organizational documents and no Subsidiary is in violation of any of its organizational documents. Neither the Company nor any of its Subsidiaries is in default (and no event has occurred that with notice or lapse of time or both would put the Company or any of its Subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party (including, without limitation, the Material Contracts), except for actual or possible violations, defaults or rights that would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries are not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for violations the sanctions for which either individually or in the aggregate have not had and would not have a Material Adverse Effect. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company or any Subsidiary, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, provincial or foreign regulatory authorities that are material to the conduct of its business, and neither the Company nor any of its Subsidiaries has received any notice of proceeding relating to the revocation or modification of any such certificate, authorization or permit.

      (g) SEC Documents, Financial Statements. Since August 15, 2000, the Company has timely filed (within applicable extension periods) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, the "SEC Documents"). The Company has made available to each Purchaser true and complete copies of the SEC Documents that such Purchaser has requested, and all of the SEC Documents are otherwise available at www.sec.gov. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings made prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), consistently applied, during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto or, in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the Select SEC Documents (as defined below) or as otherwise disclosed in the Select SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i) and
(ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company. To the extent required by the rules and regulations of the SEC applicable thereto, the Select SEC Documents contain a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the properties or assets of the Company or any Subsidiary is subject (each, a "MATERIAL CONTRACT"). Except as set forth in the Select SEC Documents, none of the Company, its Subsidiaries or, to the best knowledge of the Company, any of the other parties thereto is in breach or violation of any Material Contract, which breach or violation would have a Material Adverse Effect. For purposes of this Agreement, "SELECT SEC DOCUMENTS" means the Company's (A) Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 (the "2003 ANNUAL REPORT"), (B) Quarterly Reports on Form 10-QSB for the fiscal quarters ended March 31, 2004, June 30, 2004 and September 30, 2004, and (C) Current Reports on Form 8-K filed since September 30, 2004.


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      (h) Internal Accounting Controls. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosures controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Annual Report on Form 10-KSB or Quarterly Report on Form 10-QSB, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the filing date of the 2003 Annual Report and the Company's most recently filed Quarterly Report on Form 10-QSB (each such date, an "EVALUATION DATE"). The Company presented in the 2003 Annual Report and its most recently filed Quarterly Report on Form 10-QSB the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the respective Evaluation Date. Since the Evaluation Date for the 2003 Annual Report, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.


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

      (i) Absence of Certain Changes. Except as set forth in the Select SEC Documents, since December 31, 2003, there has been no material adverse change and no material adverse development in the business, properties, operations, prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy or receivership law, nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings with respect to the Company or any of its Subsidiaries.

      (j) Transactions With Affiliates. Except as set forth in the Select SEC Documents, none of the officers, directors, or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services solely in their capacity as officers, directors or employees), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or any corporation, partnership, trust or other entity in which any such officer, director, or employee has an ownership interest of five percent or more or is an officer, director, trustee or partner.

      (k) Absence of Litigation. Except as disclosed in the Select SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body (including, without limitation, the SEC) pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, any of its Subsidiaries, or any of their respective directors or officers in their capacities as such. To the knowledge of the Company, there are no facts which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect.

      (l) Intellectual Property. Each of the Company and its Subsidiaries owns or is duly licensed (and, in such event, has the unfettered right to grant sublicenses) to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, inventions, discoveries, processes, scientific, technical, engineering and marketing data, object and source codes (if any), know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as presently conducted. Section 3(l) of the Disclosure Schedule sets forth a list of all Intangibles owned and/or used by the Company in its business that are registered, subject to an application for registration or material to the conduct of the Company's business as presently conducted. To the knowledge of the Company and its Subsidiaries, neither the Company nor any Subsidiary of the Company infringes or is in conflict with any right of any other person with respect to any third party Intangibles. Neither the Company nor any of its Subsidiaries has received written notice of any pending conflict with or infringement upon such third party Intangibles. Neither the Company nor any of its Subsidiaries has entered into any consent agreement, indemnification agreement, forbearance to sue or settlement agreement with respect to the validity of the Company's or its Subsidiaries' ownership of or right to use its Intangibles and, to the knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Intangibles are valid and, to the knowledge of the Company, enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company and its Subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the Company or its Subsidiaries.

      (m) Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and merchantable title to all personal property, in each case, that is owned by them and that is material to the business of the Company and its Subsidiaries. All such property is owned by the Company and its Subsidiaries free and clear of all liens, encumbrances and defects, except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

      (n) Tax Status. Except as set forth in the Select SEC Documents, the Company and each of its Subsidiaries has made or filed all foreign, U.S. federal, state, provincial and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any foreign, federal, state, provincial or local tax. None of the Company's tax returns is presently being audited by any taxing authority.

      (o) Key Employees. Each of the Company's directors and officers and any Key Employee (as defined below) is currently serving the Company in the capacity disclosed in the Select SEC Documents. No Key Employee is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its Subsidiaries to any material liability with respect to any of the foregoing matters. No Key Employee has, to the knowledge of the Company and its Subsidiaries, any intention to terminate or limit his employment with, or services to, the Company or any of its Subsidiaries, nor is any such Key Employee subject to any constraints which would cause such employee to be unable to devote his full time and attention to such employment or services. For purposes of this Agreement, "KEY EMPLOYEE" means the persons listed in Section 3(o) of the Disclosure Schedule and any individual who assumes or performs any of the duties of a Key Employee.

      (p) Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any material union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, result in a Material Adverse Effect.

      (q) Insurance. The Company and each of its Subsidiaries has in force fire, casualty, product liability and other insurance policies, with extended coverage, sufficient in amount to allow it to replace any of its material properties or assets which might be damaged or destroyed or sufficient to cover liabilities to which the Company may reasonably become subject, and such types and amounts of other insurance with respect to its business and properties, on both a per occurrence and an aggregate basis, as are customarily carried by persons engaged in the same or similar business as the Company. No default or event has occurred that could give rise to a default under any such policy.

      (r) Environmental Matters. There is no environmental litigation or other environmental proceeding pending or, to the knowledge of the Company or any of its Subsidiaries, threatened by any governmental regulatory authority or others with respect to the current or any former business of the Company or any of its Subsidiaries or any partnership or joint venture currently or at any time affiliated with the Company or any of its Subsidiaries. No state of facts exists as to environmental matters or Hazardous Substances (as defined below) that involves the reasonable likelihood of a material capital expenditure by the Company or any of its Subsidiaries that may otherwise have a Material Adverse Effect. No Hazardous Substances have been treated, stored or disposed of, or otherwise deposited, in or on the properties owned or leased by the Company or any of its Subsidiaries or by any partnership or joint venture currently or at any time affiliated with the Company or any of its Subsidiaries in violation of any applicable environmental laws. The environmental compliance programs of the Company and each of its Subsidiaries comply in all respects with all environmental laws, whether foreign, federal, state, provincial or local, currently in effect. For purposes of this Agreement, "HAZARDOUS SUBSTANCES" means any substance, waste, contaminant, pollutant or material that has been determined by any governmental authority to be capable of posing a risk of injury to health, safety, property or the environment.

      (s) Solvency. Based on the financial condition of the Company as of the Closing Date, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

      (t) Listing. The Common Stock is quoted on the Nasdaq Over-the-Counter Bulletin Board (the "OTC"). The Conversion Shares and Warrant Shares are eligible for quotation on the OTC (subject to official notice of issuance).

      (u) Form SB-2 or S-2 Eligibility. The Company is eligible to register the resale of its Common Stock on a registration statement on either Form SB-2 or Form S-2 under the Securities Act. There exist no fact or circumstance that would prohibit or delay the preparation and filing of a registration statement on either Form SB-2 or Form S-2 with respect to the Registrable Securities (as defined in the Registration Rights Agreement). The Company has no basis to believe that its past or present independent public auditors will withhold their consent to the inclusion, or incorporation by reference, of their audit opinion concerning the Company's financial statements which are included in the Registration Statement required to be filed pursuant to the Registration Rights Agreement.

      (v) Anti-Takeover Provisions. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under its Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to any of the Purchasers as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and any and all Purchaser's ownership of the Securities.

      (w) Acknowledgment Regarding the Purchasers' Purchase of the Securities. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, and that no Purchaser is (i) an officer or director of the Company, (ii) to the Company's knowledge, an "affiliate" of the Company (as defined in Rule 144 under the Securities Act (including any successor rule, "RULE 144")) or (iii) to the Company's knowledge, a "beneficial owner" of more than 5% of the Common Stock (as defined for purposes of Rule 13d-3 of the Exchange Act). The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by any Purchaser or any of its representatives or agents in connection with this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Purchaser's purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

      (x) No General Solicitation or Integrated Offering. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation" (as such term is defined in Regulation D) with respect to any of the Securities being offered hereby. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act, which result of such integration would require registration under the Securities Act, or any applicable stockholder approval provisions.

      (y) No Brokers. The Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any Purchaser relating to this Agreement or the transactions contemplated hereby. In connection with the transactions contemplated by this Agreement, the Company has entered into that certain Non-Exclusive Finder's Agreement, dated as of November 30, 2004, with the Shemano Group, Inc. (the "FINDER'S AGREEMENT"). The Company, and no Purchaser, is responsible for any and all fees and compensation in connection with the Finder's Agreement.

      (z) Acknowledgment Regarding Securities. The number of Conversion Shares issuable upon conversion of the Preferred Stock and the number of Warrant Shares issuable upon exercise of the Warrants may increase in certain circumstances. The Company's directors and executive officers have studied and fully understand the nature of the Securities being sold hereunder. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Stock in accordance with the terms thereof and the Warrant Shares upon the exercise of the Warrants in accordance with the terms thereof is absolute and unconditional, regardless of the dilution that such issuance may have on the ownership interests of other stockholders and the availability of remedies provided for in any of the Transaction Documents relating to a failure or refusal to issue Conversion Shares or Warrant Shares. Taking the foregoing into account, the Company's Board of Directors has determined in its good-faith business judgment that the issuance of the Units hereunder and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its stockholders.

      (aa) Disclosure. All information relating to or concerning the Company and/or any of its Subsidiaries set forth in this Agreement or provided to the Purchasers pursuant to Section 2(d) hereof or otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company's securities.

4.    COVENANTS.

      (a) Reasonable Best Efforts. The parties shall use their respective reasonable best efforts timely to satisfy each of the conditions described in Sections 6 and 7 of this Agreement.

      (b) Form D; Blue Sky Laws. The Company shall file with the SEC a Form D with respect to the Securities as required under Regulation D and provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to each Purchaser pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to each Purchaser on or prior to the Closing Date. Within two business days after the Closing Date, the Company shall file a Form 8-K with the SEC concerning this Agreement and the transactions contemplated hereby, which Form 8-K shall attach this Agreement and its Exhibits as exhibits to such Form 8-K (the "8-K FILING"). From and after the 8-K Filing, the Company hereby acknowledges that no Purchaser shall be in possession of any material nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the 8-K Filing without the express written consent of such Purchaser; provided, however, that if a Purchaser exercises its rights under Section 4(m) hereof, it shall be deemed to have given such express written consent. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the other Transaction Documents, each Purchaser shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, its Subsidiaries or any of its or their respective officers, directors, employees or agents. No Purchaser shall have any liability to the Company, its Subsidiaries or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. The Company shall issue a press release announcing the transactions contemplated by this Agreement, subject to the Purchasers' reasonable approval, by 9:00 p.m. Eastern time on the date after the Closing. Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and
(ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

      (c) Reporting Status. So long as at least three thousand seven hundred and fifty (3,750) shares of Series C Preferred Stock are outstanding and held by the Purchasers (together with their affiliates), the Company shall timely file (within applicable extension periods) all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. In addition, the Company shall take all actions necessary to meet the "registrant eligibility" requirements set forth in the general instructions to either Form SB-2 or Form S-2 or any successor form thereto, to continue to be eligible to register the resale of its Common Stock on a registration statement on either Form SB-2 or Form S-2 under the Securities Act.

      (d) Use of Proceeds. The Company shall use the proceeds from the sale and issuance of the Units for general corporate purposes and working capital. Such proceeds shall not be used to (i) pay dividends; (ii) pay for any increase in executive compensation, loan or other advance to any officer, employee, shareholder, director or other affiliate of the Company, without the express approval of the Board of Directors acting in accordance with past practice;
(iii) purchase debt or equity securities of any entity (including redeeming the Company's own securities), except for (A) evidences of indebtedness issued or fully guaranteed by the United States of America and having a maturity of not more than one year from the date of acquisition, (B) certificates of deposit, notes, acceptances and repurchase agreements having a maturity of not more than one year from the date of acquisition issued by a bank organized in the United States having capital, surplus and undivided profits of at least $500,000,000,
(C) the highest-rated commercial paper having a maturity of not more than one year from the date of acquisition, and (D) "Money Market" fund shares, or money market accounts fully insured by the Federal Deposit Insurance Corporation and sponsored by banks and other financial institutions, provided that the investments consist principally of the types of investments described in clauses
(A), (B), or (C) above; (iv) pay for any perquisite to any officer, employee, shareholder, director or other affiliate of the Company; or (v) make any investment not directly related to the current business of the Company.

      (e) Financial Information. So long as at least three thousand seven hundred and fifty (3,750) shares of Series C Preferred Stock are outstanding and held by the Purchasers (together with their affiliates), the Company shall send (via electronic transmission or otherwise) the following reports to each
Purchaser: (i) within ten days after the filing with the SEC, a copy of its Annual Report on Form 10-KSB, its Quarterly Reports on Form 10-QSB, its proxy statements and any Current Reports on Form 8-K; and (ii) within one day after release, copies of all press releases issued by the Company or any of its Subsidiaries.

      (f) Reservation of Shares. The Company currently has authorized and reserved for the purpose of issuance sixteen million (16,000,000) shares of Common Stock to provide for the full conversion of the Preferred Stock and issuance of the Conversion Shares in connection therewith, the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith and as otherwise required by the Preferred Stock, the Warrants and the Registration Rights Agreement (collectively, the "ISSUANCE OBLIGATIONS"). In the event such number of shares becomes insufficient to satisfy the Issuance Obligations, the Company shall take all necessary action to authorize and reserve such additional shares of Common Stock necessary to satisfy the Issuance Obligations.

      (g) Listing. So long as any of the Purchasers (or any of their affiliates) beneficially owns any of the Securities, the Company shall maintain the trading, listing or quotation, as the case may be, of all Conversion Shares and Warrant Shares from time to time issuable upon conversion of the Preferred and exercise of the Warrants on each national securities exchange, automated quotation system or electronic bulletin board on which shares of Common Stock are traded, listed or quoted. The Company shall comply in all respects with the reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers, Inc. (the "NASD"), such exchanges, or such electronic systems, as applicable. The Company shall promptly provide to each Purchaser copies of any notices it receives regarding the continued eligibility of the Common Stock for trading, listing and/or quotation, as applicable, on any securities exchange or automated quotation system on which securities of the same class or series issued by the Company are then traded, listed or quoted, if any.

      (h) Corporate Existence. So long as at least three thousand seven hundred and fifty (3,750) shares of Series C Preferred Stock are outstanding and held by the Purchasers (together with their affiliates), the Company shall maintain its corporate existence, and in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, the Company shall ensure that the surviving or successor entity in such transaction (i) assumes the Company's obligations under this Agreement and the other Transaction Documents and the agreements and instruments entered into in connection herewith and therewith regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the conversion of all the Preferred Stock and exercise in full of all Warrants outstanding as of the date of such transaction and (ii) except in the event of a merger, consolidation of the Company into any other corporation, or the sale or conveyance of all or substantially all of the assets of the Company where the consideration consists solely of cash, is a publicly-traded corporation whose common stock is listed for trading on the SmallCap Market, the National Market, the NYSE or the AMEX.

      (i) No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that requires or would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of the Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

      (j) Legal Compliance. The Company shall conduct its business and the business of its Subsidiaries in compliance with all laws, ordinances or regulations of governmental entities applicable to such businesses, except where the failure to do so would not have a Material Adverse Effect.

      (k) Redemptions, Dividends and Repayments of Indebtedness. So long as at least three thousand seven hundred and fifty (3,750) shares of Series C Preferred Stock are outstanding and held by the Purchasers (together with their affiliates), the Company shall not, without first obtaining the written approval of the holders of a majority of the shares of Preferred Stock then outstanding (which approval may be given or withheld by such holders in their sole and absolute discretion), repurchase, redeem or declare or pay any cash dividend or distribution on any shares of capital stock of the Company or repay or prepay any indebtedness of the Company other than as expressly required pursuant to the terms of such indebtedness as in effect on the date hereof.

      (l) Information. So long as at least three thousand seven hundred and fifty (3,750) shares of Series C Preferred Stock are outstanding and held by the Purchasers (together with their affiliates), the Company shall furnish to each such Purchaser:

            (i) concurrently with the filing with the SEC of its annual reports on Form 10-KSB, a certificate of the President, a Vice President or a senior financial officer of the Company stating that, based upon such examination or investigation and review of this Agreement as in the opinion of the signer is necessary to enable the signer to express an informed opinion with respect thereto, neither the Company nor any of its Subsidiaries is or has during such period been in default in the performance or observance of any of the terms, covenants or conditions hereof, or, if the Company or any of its Subsidiaries shall be or shall have been in default, specifying all such defaults, and the nature and period of existence thereof, and what action the Company or such Subsidiary has taken, is taking or proposes to take with respect thereto; and

            (ii) the information the Company must deliver to any holder or to any prospective transferee of Securities in order to permit the sale or other transfer of such Securities pursuant to Rule 144A of the SEC or any similar rule then in effect.

The Company shall keep at its principal executive office a true copy of this Agreement (as at the time in effect), and cause the same to be available for inspection at such office during normal business hours by any holder of Securities or any prospective transferee of Securities designated by a holder thereof.

      (m) Inspection of Properties and Books. So long as at least three thousand seven hundred and fifty (3,750) shares of Series C Preferred Stock are outstanding and held by the Purchasers (together with their affiliates), each such Purchaser and its representatives and agents (collectively, the "INSPECTORS") shall have the right, at such Purchaser's expense, to visit and inspect any of the properties of the Company and of its Subsidiaries, to examine the books of account and records of the Company and of its Subsidiaries, to make or be provided with copies and extracts therefrom, to discuss the affairs, finances and accounts of the Company and of its Subsidiaries with, and to be advised as to the same by, its and their officers, employees and independent public accountants (and by this provision the Company authorizes such accountants to discuss such affairs, finances and accounts, whether or not a representative of the Company is present) all at such reasonable times and intervals and to such reasonable extent as the Purchasers may desire; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to such Purchaser) of any such information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement filed pursuant to the Registration Rights Agreement, (ii) the release of such information is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (iii) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. Each Purchaser agrees that it shall, upon learning that disclosure of such information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the information deemed confidential. Notwithstanding any of the foregoing, nothing in this Agreement (including, without limitation, this Section 4(m)) shall limit or otherwise affect any Investor's rights to inspect the books of account and records of the Company and of its Subsidiaries pursuant to applicable law, including, without limitation, Section 220 of the Delaware General Corporation Law.

      (n) Shareholders Rights Plan. No claim shall be made or enforced by the Company or any other person that any Purchaser is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under this Agreement or any other Transaction Documents or under any other agreement between the Company and the Purchasers.

      (o) Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by any Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Purchaser shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company shall execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by any Purchaser.

      (p) Variable Securities. So long as any Purchaser (or any Purchaser's affiliate) beneficially owns any of the Securities, the Company shall not, without first obtaining the written approval of the holders of a majority of the shares of Preferred Stock then outstanding (which approval may be given or withheld by such holders in their sole and absolute discretion), issue or sell any rights, warrants or options to subscribe for or purchase Common Stock, or any other securities directly or indirectly convertible into or exchangeable or exercisable for Common Stock, at an effective conversion, exchange or exercise price that varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price.

      (q) Participation and Exchange Rights. Subject to the terms and conditions specified in this Section 4(q), until the second anniversary of the date hereof, each of the Purchasers (together with any of such Purchaser's affiliates to whom such Purchaser has transferred or assigned any of the Securities and/or such Purchaser's rights and benefits under this Agreement) shall have a right to participate with respect to the issuance or possible issuance of any equity or equity-linked securities or debt which is convertible into equity or in which there is an equity component (as the case may be, "ADDITIONAL SECURITIES") on the same terms and conditions as offered by the Company to the other purchasers of such Additional Securities. Each time the Company proposes to offer any Additional Securities, the Company shall make an offering of such Additional Securities to each Purchaser in accordance with the following provisions:

            (i) The Company shall deliver a notice (the "ISSUANCE NOTICE") to each Purchaser, at least 30 days prior to the date on which it proposes to offer such Additional Securities, stating (a) its bona fide intention to offer such Additional Securities, (b) the number of such Additional Securities to be offered, (c) the price and terms, if any, upon which it proposes to offer such Additional Securities, (d) the anticipated closing date of the sale of such Additional Securities, and (e) any and all other material terms of such offer.

            (ii) By written notification received by the Company, within 20 days after giving of the Issuance Notice, each Purchaser may elect to purchase or obtain, at the price and on the terms specified in the Issuance Notice, up to that portion of such Additional Securities which equals the proportion that the number of Conversion Shares and Warrant Shares that such Purchaser then owns or has the right to acquire (upon conversion of the Preferred Stock and exercise of the Warrants) bears to the total number of shares of Common Stock then outstanding (on a fully-diluted basis, assuming full conversion, exercise or exchange of all convertible, exercisable or exchangeable securities then outstanding). The Company shall promptly, in writing, inform each Purchaser that elects to purchase all of the Additional Securities available to it (each, a "FULLY-EXERCISING PURCHASER") of all other Purchasers' failure to elect to purchaser all of the Additional Securities available to such other Purchasers. During the five-day period commencing after such information is given, each Fully-Exercising Purchaser shall be entitled to obtain that number of Additional Securities equal to the proportion that (x) the amount of Additional Securities for which the other Purchasers were entitled to, but failed to, subscribe, bears to (y) the total number of Conversion Shares and Warrant Shares that all Fully-Exercising Purchasers then own or have the right to acquire (upon conversion of the Preferred Stock and exercise of the Warrants) who wish to purchase any of the unsubscribed shares.

            (iii) If all Additional Securities which the holders of shares of Series C Preferred Stock are entitled to purchase pursuant to this Section 4(q) are not elected to be purchased as provided in clause (ii) above, then the Company may, during the 75-day period following the expiration of the period provided in such clause (ii), offer the remaining unsubscribed portion of such Additional Securities to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Issuance Notice. If the Company does not consummate the sale of such Additional Securities within such period, the right provided hereunder shall be deemed to be revived and such Additional Securities shall not be offered or sold unless first reoffered to each Purchaser in accordance herewith.

            (iv) Notwithstanding anything in this Section 4(q) to the contrary, the participation rights granted in this Section 4(q) shall not be applicable to: (A) the issuance of shares of Common Stock upon the exercise or conversion of the Company's options, warrants or convertible securities disclosed in
Section 3(c)(ii) of the Disclosure Schedule in accordance with the terms of such options, warrants or other securities as in effect on the date hereof, provided that, in the case of each agreement under the heading "Pending Agreements" in
Section 3(c)(ii) of the Disclosure Schedule, such agreement includes either (A) an exercise or conversion price of at least $2.50 per share or (B) a covenant by the party acquiring securities thereunder obligating such party not to sell more than 5,000 shares of Common Stock in any single trading day nor more than 25,000 shares of Common Stock in any calendar week, in each case, until the trading price of the Common Stock is above $6.00 per share; (B) the grant or exercise of options to purchase Common Stock, with exercise prices not less than the market price of the Common Stock on the date of grant, or the grant of restricted shares of Common Stock, in each case which are issued to employees, officers, directors or consultants of the Company for the primary purpose of soliciting or retaining their employment or service pursuant to an equity compensation plan and the issuance of shares of Common Stock upon the exercise of any such options, provided that (I) such plan and the issuance of Common Stock and options are approved in accordance with reasonable judgment by a majority of the Board of Directors of the Company or a majority of the members of a committee comprised exclusively of independent, non-employee directors established for such purpose, and (II) such plan is approved by the stockholders of the Company if and to the extent required from time to time under the Securities Act, the Exchange Act, the rules and regulations of the Commission thereunder and/or the listing standards of any national exchange or quotation service; (C) the issuance of securities pursuant to a bona fide underwritten public offering; (D) the issuance of the Preferred Stock and the Warrants pursuant hereto, the Conversion Shares upon conversion of the Preferred Stock and the Warrant Shares upon exercise of the Warrants; (E) the issuance of securities in a bona fide business acquisition; (F) the issuance of securities in connection with a strategic business partnership within the Company's industry, the primary purpose of which, in the reasonable judgment of the Company's Board of Directors, is not to raise additional capital; or (G) the issuance of securities pursuant to any equipment financing from an Eligible Lender (as defined in the Certificate of Designation) approved by the Board of Directors and to the extent not otherwise restricted by Article XIII.(vii) of the Certificate of Designation.

            (v) In the event that any Purchaser exercises its participation right under this Section 4(q), such Purchaser shall be entitled to deliver to the Company shares of Series C Preferred that such Purchaser then holds as the consideration, in whole or in part, for the purchase of Additional Securities pursuant to this Section 4(q).

      (r) Expenses. At the Closing, the Company shall pay to Baystar Capital II, L.P. ("BAYSTAR") reimbursement for the out-of-pocket expenses reasonably incurred by Baystar, its affiliates and its or their advisors in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including, without limitation, Baystar's and its affiliates' and advisors' reasonable due diligence and attorneys' fees and expenses, up to a cap of Sixty-Thousand Dollars ($60,000) plus any additional amounts as the Company may hereafter approve from time to time (collectively, the "EXPENSES"); provided, however, that Baystar shall be permitted, in its discretion, to deduct all of its Expenses from the Purchase Price payable by Baystar hereunder. Baystar shall deliver to the Company at or prior to the Closing an invoice stating the amount of expenses due and payable by the Company at the Closing pursuant to this Section 4(r).

      (s) Transactions With Affiliates. Except as set forth in Section 4(s) of the Disclosure Schedule, the Company will not, and will cause each of its Subsidiaries not to, enter into, amend or otherwise modify any transaction with any officer, director or employee of the Company or any Subsidiary or any family member of the foregoing (other than for ordinary course services solely in their capacity as officers, directors or employees), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director, employee or family member or any corporation, partnership, trust or other entity in which any such officer, director, employee or family member has an ownership interest of five percent or more or is an officer, director, trustee or partner.

      (t) Registration Rights. The Company shall not enter into any contract, commitment, understanding or arrangement under which the Company or any of its Subsidiaries shall be obligated to register the sale of any of its or their securities under the Securities Act prior to 30 days following the effectiveness of the Registration Statement. Notwithstanding the foregoing, the Company may enter into the agreements set forth in Section 3(c)(ii) of the Disclosure Schedule under the heading "Pending Agreements", provided that each such agreement includes either (i) an exercise or conversion price of at least $2.50 per share or (ii) a covenant by the party acquiring securities thereunder obligating such party not to sell more than 5,000 shares of Common Stock in any single trading day nor more than 25,000 shares of Common Stock in any calendar week, in each case, until the trading price of the Common Stock is above $6.00 per share.

5.    SECURITIES TRANSFER MATTERS.

      (a) Conversion and Exercise. Upon conversion of the Preferred Stock or exercise of the Warrants by any person, (i) if the DTC Transfer Conditions (as defined below) are satisfied, the Company shall cause its transfer agent to electronically transmit all Conversion Shares and Warrant Shares by crediting the account of such person or its nominee with the Depository Trust Company ("DTC") through its Deposit Withdrawal Agent Commission system; or (ii) if the DTC Transfer Conditions are not satisfied, the Company shall issue and deliver, or instruct its transfer agent to issue and deliver, certificates (subject to the legend and other applicable provisions hereof and the Certificate of Designation and Warrants), registered in the name of such person its nominee, physical certificates representing the Conversion Shares and Warrant Shares, as applicable. Even if the DTC Transfer Conditions are satisfied, any person effecting a conversion of Preferred Stock or exercising Warrants may instruct the Company to deliver to such person or its nominee physical certificates representing the Conversion Shares and Warrant Shares, as applicable, in lieu of delivering such shares by way of DTC Transfer. For purposes of this Agreement, "DTC TRANSFER CONDITIONS" means that (A) the Company's transfer agent is participating in the DTC Fast Automated Securities Transfer program and (B) the certificates for the Conversion Shares or Warrant Shares required to be delivered are not required to bear a legend and the person effecting such conversion or exercise is not then required to return such certificate for the placement of a legend thereon.

      (b) Transfer or Resale. Each Purchaser understands that (i) except as provided in the Registration Rights Agreement, the sale or resale of the Securities have not been and are not being registered under the Securities Act or any state securities laws, and the Securities may not be transferred unless
(A) the transfer is made pursuant to and as set forth in an effective registration statement under the Securities Act covering the Securities; or (B) such Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (C) sold under and in compliance with Rule 144; or (D) sold or transferred to an affiliate of such Purchaser that agrees to sell or otherwise transfer the Securities only in accordance with the provisions of this Section 5(b); and (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws (other than pursuant to the terms of the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement, provided such pledge is consistent with applicable laws, rules and regulations.

      (c) Legends. Each Purchaser understands that the Preferred Stock and the Warrants and, until such time as the Conversion Shares and Warrant Shares have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement or otherwise may be sold by such Purchaser under Rule 144(k), the certificates for the Conversion Shares and Warrant Shares may bear a restrictive legend in substantially the following form:

            The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States or in any other jurisdiction. The securities represented hereby may not be offered, sold or transferred in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred pursuant to an available exemption from the registration requirements of those laws.

      The Company shall, immediately prior to a registration statement covering the Securities (including, without limitation, the Registration Statement contemplated by the Registration Rights Agreement) being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time such registration statement is effective, the transfer agent shall issue, in connection with the issuance of the Conversion Shares and Warrant Shares, certificates representing such Conversion Shares and Warrant Shares without the restrictive legend above, provided such Conversion Shares and Warrant Shares are to be sold pursuant to the prospectus contained in such registration statement. Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the holders, that no further opinion of counsel is required at the time of transfer in order to issue such shares without such restrictive legend.

      The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by state securities laws, (i) there has been a sale of such Security that was registered under the Securities Act (including registration pursuant to Rule 416 thereunder); (ii) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security was completed without the requirement of registration under the Securities Act; or (iii) such holder provides the Company with the written advice of counsel that such Security can be sold under Rule 144(k). In the event the above legend is removed from any Security and thereafter the effectiveness of a registration statement covering such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then, upon reasonable advance written notice to such Purchaser, the Company may require that the above legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or under Rule 144(k) and such Purchaser shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when such Security may again be sold pursuant to an effective registration statement or under Rule 144(k).

      (d) Transfer Agent Instruction. Upon compliance by any Purchaser with the provisions of this Section 5 with respect to the transfer of any Securities, the Company shall permit the transfer of such Securities and, in the case of the transfer of Conversion Shares or Warrant Shares, promptly instruct its transfer agent to issue one or more certificates (or effect a DTC Transfer) in such name and in such denominations as specified by such Purchaser. The Company shall not give any instructions to its transfer agent with respect to the Securities, other than any permissible or required instructions provided in this Section 5, and the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement.

6.    CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

      The obligation of the Company hereunder to issue and sell the Units to each Purchaser hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions as to such Purchaser, provided that such conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

      (a) Execution of Transaction Documents. Each Purchaser shall have executed such Purchaser's Execution Page to this Agreement and each other Transaction Document to which such Purchaser is a party and delivered the same to the Company.

      (b) Payment of Purchase Price. Each Purchaser shall have delivered the full amount of such Purchaser's Purchase Price to the Company by wire transfer in accordance with the Company's written wiring instructions.

      (c) Representations and Warranties True; Covenants Performed. The representations and warranties of each Purchaser shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and such Purchaser shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

      (d) No Legal Prohibition. No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

7.    CONDITIONS TO THE PURCHASERS' OBLIGATIONS TO PURCHASE.

      The obligation of each Purchaser hereunder to purchase the Units for which it is subscribing from the Company hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that such conditions are for each Purchaser's individual and sole benefit and may be waived by any Purchaser as to such Purchaser at any time in such Purchaser's sole discretion:

      (a) Execution of Transaction Documents. The Company shall have executed such Purchaser's Execution Page to this Agreement and each Transaction Document to which the Company is a party and delivered executed originals of the same to such Purchaser.

      (b) Filing of Certificate of Designation. The Certificate of Designation shall have been filed and accepted for filing with the Secretary of State of the State of Delaware and a copy thereof certified by the Secretary of State of the State of Delaware shall have been delivered to such Purchaser.

      (c) Delivery of Securities. The Company shall have delivered to such Purchaser duly executed certificates representing the Preferred Stock and Warrants for the number of Units being purchased by such Purchaser (each in such denominations as such Purchaser shall request), registered in such Purchaser's name.

      (d) Listing. The Common Stock shall be quoted on the OTC, and trading in the Common Stock shall not have been suspended by the SEC or the OTC.

      (e) Representations and Warranties True; Covenants Performed. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company after reasonable investigation, dated as of the Closing Date to the foregoing effect and as to such other matters as may reasonably be requested by such Purchaser.

      (f) No Legal Prohibition. No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of, any of the transactions contemplated by this Agreement.

      (g) Legal Opinion. Such Purchaser shall have received an opinion of the Company's counsel, dated as of the Closing Date, in the form attached hereto as Exhibit D.

      (h) No Material Adverse Change. There shall have been no material adverse changes and no material adverse developments in the business, properties, operations, prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, since the date hereof, and no information that is materially adverse to the Company and of which such Purchaser is not currently aware shall come to the attention of such Purchaser.

      (i) Corporate Approvals. Such Purchaser shall have received a copy of resolutions, duly adopted by the Board of Directors of the Company, which shall be in full force and effect at the time of the Closing, authorizing the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the consummation by the Company of the transactions contemplated hereby and thereby, certified as such by the Secretary or Assistant Secretary of the Company, and such other documents they reasonably request in connection with the Closing.

8.    [INTENTIONALLY OMITTED]

9.    GOVERNING LAW; MISCELLANEOUS.

      (a) Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company and each Purchaser irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the County of New Castle, State of Delaware, in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Purchaser irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company and each Purchaser further agrees that service of process upon it mailed by first class mail shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Nothing herein shall affect the right of any Purchaser or the Company to serve process in any other manner permitted by law. The Company and each Purchaser agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

      (b)  Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed execution page(s) hereof to be physically delivered to the other party within five days of the execution hereof, provided that the failure to so deliver any manually executed execution page shall not affect the validity or enforceability of this Agreement.

      (c) Construction. Whenever the context requires, the gender of any word used in this Agreement includes the masculine, feminine or neuter, and the number of any word includes the singular or plural. Unless the context otherwise requires, all references to articles and sections refer to articles and sections of this Agreement, and all references to schedules are to schedules attached hereto, each of which is made a part hereof for all purposes. The descriptive headings of the several articles and sections of this Agreement are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

      (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

      (e) Entire Agreement; Amendments and Waivers. This Agreement and the other Transaction Documents (including any schedules and exhibits hereto and thereto) contain the entire understanding of the Purchasers, the Company, their affiliates and persons acting on their behalf with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any of the Purchasers makes any representation, warranty, covenant or undertaking with respect to such matters. A provision of this Agreement may be waived (either generally or in a particular instance and either prospectively or retroactively) by the Purchasers only by an instrument in writing signed by the holders of a majority of the shares of Series C Preferred Stock outstanding at the time of such waiver, and any provision of this Agreement may be amended only an instrument in writing signed by the Company and the holders of a majority of the shares of Series C Preferred Stock outstanding at the time of such amendment. Any waiver or amendment effected in accordance with the foregoing shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all securities and the Company. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is offered to all of the parties hereto.

      (f) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be in writing and sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party as provided herein. The initial addresses for such communications shall be as follows, and each party shall provide notice to the other parties of any change in such party's address:

            (i)   If to the Company:

                  SLS International, Inc.
                  3119 South Scenic
                  Springfield, Missouri 65807
                  Telephone: (417) 883-4549
                  Facsimile:  (417) 883-2723
                  Attention:  President and Controller
                  with a copy simultaneously transmitted by like means (which transmittal shall not constitute notice hereunder) to:

                  Freeborn & Peters LLP
                  311 South Wacker Drive
                  Suite 3000
                  Chicago, IL 60606
                  Telephone: (312) 360-6312
                  Facsimile:  (312) 360-6597
                  Attention:  Jeffrey M. Mattson, Esq.

            (ii) If to any Purchaser, to the address set forth under such Purchaser's name on the Execution Page hereto executed by such Purchaser.

      (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein, the Company shall not assign this Agreement or any rights or obligations hereunder. Any Purchaser may assign or transfer the Securities pursuant to the terms of this Agreement and of such Securities, or assign such Purchaser's rights hereunder to any other person or entity.

      (h) Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person; provided, however, that Section 4(r) may be enforced by any Purchaser's affiliates and its or their advisors to the extent the same is entitled to reimbursement of Expenses pursuant thereto.

      (i) Survival. The representations and warranties of the Company and the agreements and covenants set forth in Sections 3, 4, 5 and 9 hereof shall survive the Closing in perpetuity notwithstanding any due diligence investigation conducted by or on behalf of any Purchaser, provided, however, that the representations and warranties of the Company in Sections 3(h) through
(u), inclusive, shall survive the Closing for three years. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies any Purchaser may have under applicable U.S. federal or state securities laws.

      (j) Publicity. The Company and each Purchaser shall have the right to approve before issuance any press releases, SEC or, to the extent applicable, NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Purchasers, to make any press release or SEC or, to the extent applicable, NASD filings with respect to such transactions as is required by applicable law and regulations (although the Purchasers shall be consulted by the Company in connection with any such press release and filing prior to its release and shall be provided with a copy thereof and must provide specific consent to the use of their name in connection therewith).

      (k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

      (l) Indemnification. In consideration of each Purchaser's execution and delivery of this Agreement and the other Transaction Documents and purchase of the Securities hereunder, and in addition to all of the Company's other obligations under this Agreement and the other Transaction Documents, from and after the Closing, the Company shall defend, protect, indemnify and hold harmless each Purchaser and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement, collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby, (ii) subject to Section 9(i) hereof, any breach of any covenant, agreement or obligation of the Company contained in this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby or
(iii) any cause of action, suit, claim, order, proceeding or process brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (A) the execution, delivery, performance or enforcement of this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance and sale of the Securities, (C) any disclosure made by such Purchaser pursuant to Section 4(b) or 4(m) hereof, or (D) the status of such Purchaser or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(l) shall be the same as those set forth in Section 7(c) of the Registration Rights Agreement.

      (m) Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser hereunder or pursuant to any of the other Transaction Documents or any Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

      (n) Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement and the other Transaction Documents. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

      (o) Remedies. No provision of this Agreement or any other Transaction Document providing for any remedy to a Purchaser shall limit any other remedy which would otherwise be available to such Purchaser at law, in equity or otherwise. Nothing in this Agreement or any other Transaction Document shall limit any rights any Purchaser may have under any applicable federal or state securities laws with respect to the investment contemplated hereby. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchasers by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder (including, but not limited to, its obligations pursuant to Section 5 hereof) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement (including, but not limited to, its obligations pursuant to Section 5 hereof), that each Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer of the Securities, without the necessity of showing economic loss and without any bond or other security being required.

      (p) Knowledge. As used in this Agreement, the term "knowledge" of any person or entity shall mean and include (i) actual knowledge and (ii) that knowledge which a reasonably prudent business person could have obtained in the management of his or her business affairs after making due inquiry and exercising due diligence which a prudent business person should have made or exercised, as applicable, with respect thereto.

      (q) Exculpation Among Purchasers; No "Group". Each Purchaser acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement and the other Transaction Documents, that it has independently determined to enter into the transactions contemplated hereby and thereby, that it is not relying on any advice from or evaluation by any other Purchaser, and that it is not acting in concert with any other Purchaser in making its purchase of securities hereunder or in monitoring its investment in the Company. The Purchasers and, to its knowledge, the Company agree that the Purchasers have not taken any actions that would deem such Purchasers to be members of a "group" for purposes of Section 13(d) of the Exchange Act, and the Purchasers have not agreed to act together for the purpose of acquiring, holding, voting or disposing of equity securities of the Company. Each Purchaser further acknowledges that Baystar has retained Drinker Biddle & Reath LLP ("DB&R") to act as its counsel in connection with the transactions contemplated by this Agreement and the other Transaction Documents and that DB&R has not acted as counsel for any of the other Purchasers in connection therewith and none of the other Purchasers have the status of a client of DB&R for conflict of interest or other purposes as a result thereof. [Signature Pages Follow]

      IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

SLS INTERNATIONAL, INC.

By:
    ----------------------------------------------------------
Name:
Title:

PURCHASER:

--------------------------------------------------------------
BAYSTAR CAPITAL II, L.P.

By:
    ----------------------------------------------------------
Name:
Title:

ADDRESS:

Baystar Capital II, L.P.
80 E. Sir Francis Drake
Suite 2B
Larkspur, CA 94939
Telephone: (415) 834-4600
Facsimile:  (415) 834-4601
Attention:  Steven M. Lamar
Residence:  California

SUBSCRIPTION AMOUNT:

Number of Units:                    6,000
Purchase Price Per Unit:            $1,000
Aggregate Purchase Price:           $6,000,000

            [SIGNATURE PAGE 1 OF 4 TO SECURITIES PURCHASE AGREEMENT]

PURCHASER:

--------------------------------------------------------------
PSO TRADING IV, LLC

By:
    ----------------------------------------------------------
Name:
Title:

ADDRESS:

PSO Trading IV, LLC
68 Carman Avenue
Cedarhurst, New York 11516
Telephone: (516) 791-3800
Facsimile:  (516) 791-0060
Attention:  Abraham Pfeiffer
Residence:  New York

SUBSCRIPTION AMOUNT:

Number of Units:                    2,000
Purchase Price Per Unit:            $1,000
Aggregate Purchase Price:           $2,000,000

            [SIGNATURE PAGE 2 OF 4 TO SECURITIES PURCHASE AGREEMENT]

      IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

SLS INTERNATIONAL, INC.

By:
    ----------------------------------------------------------
Name:
Title:

PURCHASER:


--------------------------------------------------------------
HFTP INVESTMENT L.L.C.

By: Promethean Asset Management L.L.C.
Its: Investment Manager

By:
    ----------------------------------------------------------
Name:
Title:

ADDRESS:

HFTP Investment L.L.C.
c/o Promethean Asset Management L.L.C.
750 Lexington Avenue, 22nd Floor
New York, New York 10022
Attention:  Robert J. Brantman
Telephone:  (212) 702-5200
Facsimile:  (212) 758-9620
Residence:  Delaware

SUBSCRIPTION AMOUNT:

Number of Units:                    3,750
Purchase Price Per Unit:            $1,000
Aggregate Purchase Price:           $3,750,000

            [SIGNATURE PAGE 3 OF 4 TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

SLS INTERNATIONAL, INC.

By:
    ----------------------------------------------------------
Name:
Title:

PURCHASER:

--------------------------------------------------------------
ROYAL BANK OF CANADA
By: RBC Capital Markets Corporation
Its: Agent

By:
    ----------------------------------------------------------
Name:
Title:

ADDRESS:
Royal Bank of Canada
c/o RBC Capital Markets Corporation
One Liberty Plaza
165 Broadway
New York, NY 10006-1404
Attn:  Steve Lin (Structured Products, 2nd Floor)

SUBSCRIPTION AMOUNT:
Number of Units:                    3,250
Purchase Price Per Unit:            $1,000
Aggregate Purchase Price:           $3,250,000

            [SIGNATURE PAGE 4 OF 4 TO SECURITIES PURCHASE AGREEMENT]

                              DISCLOSURE SCHEDULES


      Attached are the Disclosure Schedules to the Securities Purchase Agreement, dated as of January 3, 2005 (the "Agreement"), by and among SLS International, Inc., a Delaware corporation (the "Company"), and each of the purchasers (individually, together with its affiliated transferees and/or affiliated assignees, a "Purchaser" and collectively, together with their affiliated transferees and/or affiliated assignees, the "Purchasers") set forth on the execution pages of the Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

      The Schedules are not intended to constitute, and shall not be construed as constituting, independent representations or warranties of the Company except as and to the extent provided herein or in the Agreement.

      No disclosure in the schedules relating to any possible breach or violation of any agreement, law or regulation shall be construed as an admission or indication that any such breach or violation exists or has actually occurred.

      Matters reflected in the schedules are not necessarily limited to matters required by the Agreement to be reflected in the schedules. Such additional matters are set forth for informational purposes only.

                                  SECTION 3(a)

                         Organization and Qualification

      The Company owns 100% of the capital stock of Evenstar Mergersub, Inc., a Nevada corporation.

                                  SECTION 3(c)

                                 Capitalization

Section 3(c)(i) - Authorized and Outstanding Securities

See attached capitalization table and options register.

Shares owned by John Gott and Richard Norton are encumbered by the following agreements:

1. Consent Order of Missouri Securities Division and the Company in Exhibit 99(iv) to Post-Effective Amendment No. 1 filed May 30, 2001

2. Promotional Shares Lock-In Agreement dated April 16, 2001 in Exhibit 99(v) to Post-Effective Amendment No. 1 to Registration Statement to Form SB-2 filed May 30, 2001;

3. Modification to Consent Order of Missouri Securities Division and the Company in Exhibit 99.1 to Post-Effective Amendment No. 2 filed February 9, 2004.

Section 3(c)(ii) - Registration Rights

All registration rights have been satisfied except as provided in the following documents:

1. Non-exclusive Finder's Agreement, dated December 8, 2004, effective November 30, 2004 between the Company and The Shemano Group, Inc.

      o Number of Shares: 4% warrant of the gross Offering funds received in the Offering (as defined in the Finder's Agreement)

      o     Conversion  Price  or  Exercise  Price:   lesser  of  $2.50  or  the
            conversion price of any Equity or Equity-Related Securities sold

      o     Registration Rights: same as Warrants

      o     Timing of Registration Obligation: same as Warrants

2. Consulting Service Agreement, dated December 8, 2004, between the Company and W. Curtis Hargis Co.

      o Number of shares: options to purchase 100,000 shares of the Company's Common Stock (SITI) upon contract signing with the Retailer plus options to purchase 1 share of the Company's Common Stock (SITI) for each $100 of sales, provided that the aggregate number of shares entitled to purchase shall in no event exceed 500,000 shares

      o Exercise Price: equal the five-day average trading price of the Company's common stock prior to the signing of the contract with the Retailer and the option for all sales shall be issued quarterly, within 60 days of the close of each quarter

      o     Registration Rights: piggyback registration rights

      o Timing of Registration Obligation: Reasonable efforts to promptly register

3. Consulting Agreement with 3CD Consulting , LLC, dated November 18, 2004 between the Company and 3CD Consulting, LLC

      o     Number of Shares: 1,000,000 options to purchase the Company's shares

      o Option Price: $2.00 per share for a period of three years from the signing date of this agreement

      o     Registration Rights: piggyback registration rights

      o Timing of Registration Obligation: at the time of the first registration or filing of securities by the Company

      Rescission Rights

1. As disclosed in the SEC Documents, the Company intends to make a rescission offer to warrant holders who exercised Class A or Class B Warrants during the period from May 1, 2002 through May 10, 2004. The Company is doing this because the registration statement filed with the US Securities and Exchange Commission to register the common stock issuable upon exercise of the warrants may not have been "current" because it had not been amended to include the Company's most recent audited financial statements. The former warrant holders will be entitled to rescind their purchases. Once made, the rescission offer is open for 30 days. The rescission offer would require the Company to purchase warrants back at their original exercise price, $.50 for the Class A warrants and $3.00 for the Class B warrants, at each warrant holder's option. The current market price is well above the $.50 exercise price of the Class A warrants so no adjustment to the financial statements for the year ended December 31, 2003 and the nine months ended September 30, 2004 have been made for the rescission offer. The current market price is below the $3.00 exercise price of the Class B warrants. 22,600 Class B warrants were exercised during the rescission offer period, so the rescission offer would not have a material liability effect on the Company's financial statements. Therefore, no adjustment has been made. If all warrant holders accepted the rescission offer, the Company would be required to pay $1,340,700 plus interest, which amount would be reduced to the extent of the proceeds from any sales of the underlying common stock by the former warrant holders. Acceptance of the rescission offer by all former warrant holders could have a material adverse effect of these financial statements.

2. The Company may make a rescission offer to some current and past holders of its Convertible Preferred Stock.

Pending Agreements (to be entered by the Company)

1. As reflected on the capitalization table, the Company intends to enter into an agreement to issue 300,000 shares of common stock and options to purchase up to 700,000 shares of common stock to New AV Ventures. The Company intends to grant New AV Ventures Registration piggyback registration rights in such agreement.

2. As reflected on the capitalization table, the Company intends to enter into (or has entered into) an agreement to issue options to purchase 1,000,000 shares of common stock to 3CD Consulting or Cap Briant.

Section 3(c)(iii) - Anti-Dilution Rights (none of which will be "triggered" by the sale and issuance of the Securities):

Series B Preferred
Class C Warrants
2000 Stock Option Plan
Global Drumz - Warrant and Stock Option described below
Kenny Securities - Warrant described below
Beth Broday- Option Agreement described below
Steerpike (Overseas) Ltd. - Warrant and Option Agreement described below Ryan Schinman - Option Agreement described below

None of the above agreements or securities have been amended or otherwise modified from the copies of the same heretofore provided to the Purchasers.

Section 3(c)(iv) - Certificate of  Incorporation,  Bylaws and Other  Instruments
and  Agreements   governing  the  Company's   securities   convertible  into  or
exercisable or exchangeable for the Company's capital stock

1.    Amendment and Restatement of Certificate of Incorporation  dated August 7,
      2000

2.    Amendment to By-laws (Article VIII)

3.    Certificate  of  Designations   of  Series  B  Convertible   Participating
      Preferred Stock dated April 1, 2004

4. Certificate of Designations of Convertible Preferred Stock dated December 21, 2004

5.    Class C Warrants

6.    2000 Stock Purchase and Option Plan

7.    Form of Option under the 2000 Stock Purchase and Option Plan

8. Option Agreement, dated as of May 19, 2003, between the Company and Steerpike (Overseas) Ltd

9.    Option Agreement,  dated as of May 19, 2003,  between the Company and Beth
      Broday

10. Consulting Services Agreement, dated November 10, 2003, between the Company and William F. Fischbach

11. Option Agreement, dated June 2, 2004, between the Company and Global Drumz, Inc.

12. Warrant, dated March 23, 2004, issued by the Company in favor of Kenny Securities Corp.

13. Redeemable Warrant, dated June 2, 2004, issued by the Company in favor of Global Drumz, Inc.

14. Stock Option Agreement, dated February 9, 2004, between SLS International, Inc., and Ryan Schinman

15. Non-exclusive Finder's Agreement, dated December 8, 2004, effective November 30, 2004 between the Company and The Shemano Group, Inc.

16. Consulting Service Agreement, dated December 8, 2004, between the Company and W. Curtis Hargis Co.

SCHEDULE 3(C) TO THE SECURITIES PURCHASE AGREEMENT BETWEEN SLS INTERNATIONAL, INC. AND EACH OF THE PURCHASERS SET FORTH ON THE EXECUTION PAGES THEREOF.

-----------------------------------------------------------------------------------------------------------------------------
SLS INTERNATIONAL CAPITALIZATION TABLE AS OF 1/4/05
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 FULLY DILUTED
                                                                                                (ASSUMING FULL
        SHARES ISSUED - DETAIL                        AUTHORIZED   ISSUED/GRANTED  OUTSTANDING     EXERCISE)      OWNERSHIP %
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCK, $.001 PAR VALUE PER SHARE                75,000,000                   41,751,080    41,751,080          55.81%

WARRANTS TO PURCHASE COMMON
Class C - Exercise Price of $7.00 / share                             2,721,000      2,721,000     2,721,000           3.64%
Kenney Securities - Exercise Price of $2.00 / share                     125,000        125,000       125,000           0.17%
Global Drumz - Exercise Price of $7.00 / share                        1,000,000      1,000,000     1,000,000           1.34%
Shemano - Exercise Price of $2.50 / share /1                            600,000        600,000       600,000           0.80%
The Purchasers /2                                                     6,000,000      6,000,000     6,000,000           8.02%

OPTIONS TO PURCHASE COMMON
2000 Stock Option Plan /3                                             2,000,000      1,270,000     2,000,000           2.67%
Global Drumz - Exercise Price of $2.00 / share                        1,000,000      1,000,000     1,000,000           1.34%
Steerpike - Exercise Price of $0.25 / share                           1,000,000        740,000       740,000           0.99%
Broday - Exercise Price of $0.25 / share                                100,000        100,000       100,000           0.13%
Hargis /4                                                               500,000        500,000       500,000           0.67%
Fischbach /5                                                            800,000        800,000       800,000           1.07%
New AV Ventures /6                                                    1,000,000      1,000,000     1,000,000           1.34%
3CD - Exercise Price of $2.00 / share /7                              1,000,000      1,000,000     1,000,000           1.34%

PREFERRED STOCK - TOTAL                                 5,000,000
Convertible Preferred /8                                2,000,000     1,891,473        350,873     3,508,730           4.69%

Series B /9                                             1,000,000       272,100        196,050     1,960,500           2.62%
Series C /2                                                25,000        15,000         15,000     6,000,000           8.02%

Conversion Shares - The Purchasers /2                                                              4,000,000           5.35%

NUMBER OF FULLY DILUTED COMMON SHARES                                               59,169,003    74,806,310         100.00%
-----------------------------------------------------------------------------------------------------------------------------

        SHARES ISSUED - DETAIL                        ANTI-DILUTION   REGISTRATION RIGHTS /10
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK, $.001 PAR VALUE PER SHARE

WARRANTS TO PURCHASE COMMON
Class C - Exercise Price of $7.00 / share              Yes /A          Already registered
Kenney Securities - Exercise Price of $2.00 / share    Yes /A          Already registered
Global Drumz - Exercise Price of $7.00 / share         Yes /A          Already registered
Shemano - Exercise Price of $2.50 / share /1           Yes /A          Yes - piggyback
The Purchasers /2                                      Yes /A          Yes

OPTIONS TO PURCHASE COMMON
2000 Stock Option Plan /3                              Discretionary   Already registered
Global Drumz - Exercise Price of $2.00 / share         Yes /B          Already registered
Steerpike - Exercise Price of $0.25 / share            Yes /B          Already registered
Broday - Exercise Price of $0.25 / share               Yes /A          Already registered
Hargis /4                                              No              Yes
Fischbach /5                                           No              Piggyback for 100,000 shares
New AV Ventures /6                                     No              Piggyback for 300,000 shares
3CD - Exercise Price of $2.00 / share /7               No              Piggyback

PREFERRED STOCK - TOTAL
Convertible Preferred /8                                               No. But, Conversion Shares eligible for resale under Rule 144

Series B /9                                                            Conversion shares registered
Series C /2                                                            Yes - demand on conversion shares

Conversion Shares - The Purchasers /2                                  Yes

NUMBER OF FULLY DILUTED COMMON SHARES
------------------------------------------------------------------------------------------------------------------------------------

General Note: The options and warrants listed above consitute "Purchase Rights" under each of the Certificate of Designation and Warrant (each as defined in the Securities Purchase Agreement).

1/ To be issued upon closing of transaction with the Purchasers. In addition to these warrants that are to be issued upon the closing of the transaction, in the event that the Purchasers exercise all or part of the Warrants that they receive at the closing, The Shemano Group will receive warrants to purchase an additional 40,000 shares of Common Stock for each additional $1,000,000 raised. Assuming the full exercise of its Warrants by the Purchasers, the Company would be required to issue to The Shemano Group warrants to purchase an additional 1,440,000 shares of Common Stock at an exercise price of $2.50 per share.

2/ To be issued upon closing the transaction with the Purchasers. Assumes the sale of 15,000 Units at $1,000 per Unit for a total of $15,000,000 and that such Units provide for the purchase, in the aggregate of 15,000 shares of Series C Preferred Stock and warrants to purchase 6,000,000 shares of Common Stock. Each share of Series C Preferred originally convertible into 400 shares of Common Stock. The Company has reserved 4,000,000 shares of its Common Stock for issuance as "Premium" on the Series C Preferred or in the event of adjustments to the conversion price of the Series C Preferred, or to the exercise price of the Warrants, to be issued to the Purchasers at the closing.

3/ Includes options issued to Ryan Schinman to purchase up to 400,000 shares of Common Stock. Pursuant to an agreement with Mr. Schinman, Mr. Schinman received 50,000 options at signing @ $2.91 per share and earns options to purchase an additional 10,000 shares each month that the Company's Consulting Agreement with Platinum Rye LLC is in force, up to 400,000 shares total.

4/ In December 2003, the Company entered into a Consulting Agreement with W. Curtis Hargis Co. that allows W. Curtis Hargis Co. to earn options to purchase up to 500,000 shares of Common Stock. Options to purchase the first 100,000 shares will be issued upon the Company entering a contract with "Retailer" and will have an exercise price equal to the average trading price for the five days prior to the signing of the Contract with the "Retailer" and the balance of the 400,000 options, if earned, will be based on the same price as the original 100,000 options.

5/ In November 2003, the Company entered into a contract with Bill Fischbach that allows him to earn options to purchase up to 800,000 shares of Common Stock with an exercise price equal to the closing bid price for the Common Stock on the day immediately preceding the date the options are issued. This contract has a three year term.

6/ The company expects to enter into a Consulting Agreement in January 2005 with New AV Ventures. Pursuant to this Agreement, New AV Ventures will receive 300,000 restricted shares of Common Stock and options to purchase up to 700,000 shares of Common Stock at market prices based upon sales of the Company's products to Commercial and Multi Level Residential properties.

7/ To be issued under a Consulting Agreement that the Company expects to enter with 3CD Consulting.

8/ Originally issues 1,891,473 shares; 1,540,600 shares converted into Common Stock per terms of the Convertible Preferred; each share converts into 10 shares of Common Stock.

9/ Originally issues 272,100 shares; 76,050 shares converted into Common Stock per terms of the Series B Preferred; each share converts into 10 shares of Common Stock.

10/ All of the underlying shares, except those associated with the following warrants and options, have been registered: The Shemano Group, Fishback, Hargis, 3CD and New AV Ventures.

A/ General protections for increases or decreases in shares or issuances and, in some cases, if there are issuances without consideration.

B/ Includes price-based down-round anti-dilution protection, none of which will be "triggered" by the sale and isuance of the Securities at the Closing.

                                  SECTION 3(e)

                                      None.

                                  SECTION 3(g)

                       SEC Documents, Financial Statements


The following SEC Documents were not timely filed:

1. The Annual Report on Form 10-KSB for the year ended December 31, 2002 was filed on May 21, 2003.

2. The Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 was filed on June 16, 2003.

3. The Quarterly Report on Form 10-QSB for the quarter ended March 31, 2001 was filed on May 30, 2001.

4. Current Reports on Form 8-K may not have been timely filed in all instances.

The Company has not filed Forms 8-K with respect to the following material agreements:

1. Beth Broday Option Agreement (to be filed with a Form 8-K announcing closing of the transactions contemplated by the Agreement)

2. Non-Exclusive Finder's Agreement, dated December 8, 2004, effective November 30, 2004, between SLS International, Inc. and The Shemano Group, Inc. (to be filed with a Form 8-K announcing closing of the transactions contemplated by the Agreement)

Other Contracts and Agreements

The Company may not have filed the following agreements with the SEC:

1. The Company owes William G. Sterk $25,000 pursuant to a Promissory Note dated December 21, 2000

2. The Company is the lessee under a Commercial Lease Agreement (Equipment), dated October 10, 2003 (Lease No. LA22554), with Keiser Equipment Co., Inc. The lease has an initial term of 60 months.

                                  SECTION 3(h)

                          Internal Accounting Controls

      Without in any way limiting the representations and warranties set forth in Section 3(g) of the Agreement: The Company is not yet subject to all of the requirements of the Sarbanes-Oxley Act with respect to its internal controls and disclosure controls and procedures. The Company (together with two consultants hired by the Company) is in the process of assessing such controls and procedures. The Company agrees that it will complete such assessment and the implementation of any necessary changes to such controls and procedures in time to comply with the requirements with respect to such controls and procedures under the Sarbanes-Oxley Act, as such requirements become applicable to the Company.

                                  SECTION 3(i)

                           Absence of Certain Changes

      None.

                                  SECTION 3(j)

                          Transactions With Affiliates

      On December 4, 2004, the Company and Bull Creek Ranch LLC entered into a Lease Agreement. John Gott, the President, Chief Executive Officer and a Director of the Company, is a Manager and a Member owning a 50% interest in Bull Creek Ranch LLC. As a result, Mr. Gott has a material interest in the Lease Agreement.

      Beginning in 2004, the Company has been paying $2,500 per month to Mike Maples, a member of the Company's board of directors, to oversee the work by outside consultants performed in connection with the Company's Sarbanes-Oxley Act compliance efforts.

                                  SECTION 3(k)

                              Absence of Litigation

1. The Company entered into a Stock Purchase Option Agreement with the stockholders of SA Sound, B.V. and SA USA on February 6, 2004 (the "SA Sound Agreement"). In connection with this agreement, the Company placed 50,000 Euros (approx. $66,500 at current exchange rates) (the "Option Price") into escrow to purchase the option. The agreement provided for the following potential outcomes with regard to the Option Price:

      a. If the Company proceeded to purchase the 2 companies, the Option Price would be credited towards the final purchase price.

      b. If the Company discovered any material adverse facts in its ensuing diligence review of the 2 companies, it would be entitled to a return of the Option Price if it made a request to the escrow agent.

      c. If the option agreement expired and no action was taken by the Company pursuant to #2 above, the stockholders of SA Sound B.V. and SA USA would receive the Option Price.

      In the Company's diligence review of the 2 companies, it found what it determined to be many material adverse facts, such that the Company decided not to proceed with the purchase of the 2 companies. The Company timely demanded the return of the Option Price from the escrow agent. The escrow agent (who was also an interested party and attorney for the selling companies) refused to return the money. The Company sued the escrow agent in New York, the jurisdiction listed in the option agreement, and the case is now pending a decision with regard to the Company's request for summary judgment. The Company has no outstanding obligations under the SA Agreement, including, without limitation, any obligation to issue any securities in the future.

3. See Section 3(c) of the Agreement with respect to the issuance of the Company's Convertible Preferred Stock.

4. See Section 3(c) of these Disclosure Schedules with respect to the rescission rights under the heading "Rescission rights."

                                  SECTION 3(l)

                              Intellectual Property

U.S. Patents

1.    Patent number US 6,794,932 B1

2.    Patent number US 6,563,377 B2

                                  SECTION 3(m)

                                      Title

      The  Company's   lease  of  its  current   location  at  3119  S.  Scenic,
Springfield, Missouri has expired and the Company continues to lease the space as a month-to-month tenant.

                                  SECTION 3(o)

                                  Key Employee

      John M. Gott

                                  SECTION 4(s)

                          Transactions with Affiliates

      On December 4, 2004, the Company and Bull Creek Ranch LLC (the "Lessor") entered into a Lease Agreement and Lease Addendum. John Gott, the President, Chief Executive Officer and a Director of the Company, is a Manager and a Member owning a 50% interest in the Lessor. As a result, Mr. Gott has a material interest in the Lease Agreement.

      By the Lease Addendum, the Lessor granted the Company the right, at Company's option, to lease the remaining Premises at the same price and upon the same terms and conditions of any bona fide offer for the lease thereof which the Lessor shall at any time during the primary term of the Lease be ready and willing to accept.

      Pursuant to the Lease and the Lease Addendum, the Company also has the right to purchase the leased property at anytime during the original term of the Lease. If the Company exercises this option during the first year of the Lease, the purchase price for such purchase shall be $3,500,000.00. Thereafter, the purchase price shall increase by 5% of the $3,500,000.00 price each year of the Lease term.

      The Purchasers agree that the exercise by the Company of its right to extend the Lease or to purchase the leased property shall not be a violation of
Section 4(s) or require the prior consent of the Purchasers.